UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2017 (September 6, 2017)

Moody National REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55778	47-1436295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2017, Moody National Operating Partnership II, LP (“Moody II OP”), the operating partnership of Moody National REIT II, Inc. (the “Company”), made a loan in the amount of $30,647,570.07 (the “Loan”) to Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Moody Holding”) and an indirect subsidiary of Moody National Operating Partnership I, L.P. (“Moody I OP”), the operating partnership of Moody National REIT I, Inc. (“Moody I”), and Moody Holding executed a promissory note (the “Note”) evidencing the Loan in favor of Moody II OP. The Note bears interest at a rate of 6.50% per annum and is secured by a Courtyard hotel property owned by Moody I and located in Lyndhurst, New Jersey (the “Lyndhurst Property”). The Loan will mature upon the earlier of (i) the consummation of the Mergers (defined below) or (ii) September 30, 2017. Moody Holding used the proceeds of the Loan to repay a loan secured by the Lyndhurst Property that matured and became due. The Company expects the Loan to be refinanced with the proceeds of a new loan that the Company intends to obtain in connection with the consummation of the Mergers. In the event the Mergers are not consummated, Moody I intends to refinance the Loan with proceeds of a new loan.

The Company and Moody I are each sponsored by Moody National REIT Sponsor, LLC (“Moody National Sponsor”). Moody National Sponsor and its affiliates provide investment advisory services to the Company and Moody I pursuant to written advisory agreements. The Company and Moody I are parties to that certain Agreement and Plan of Merger dated as of November 16, 2016 (the “Merger Agreement”), as amended by Amendment No. 1 to the Merger Agreement dated August 9, 2017, by and among Moody I, Moody I OP, the Company, Moody II OP, Moody Merger Sub, LLC, a wholly owned subsidiary of Moody II (“Merger Sub”), Moody National Advisor I, LLC and Moody National Advisor II, LLC pursuant to which (i) Moody I will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity and (ii) Moody I OP will merge with and into Moody II OP, with Moody II OP surviving as the surviving partnership (together, the “Mergers”).

 The foregoing description of the Note in this Current Report on Form 8-K is a summary and is subject to, and qualified in its entirety by the terms of the Note, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOODY NATIONAL REIT II, INC.

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	Chief Executive Officer and President

Date: September 12, 2017

EXHIBIT INDEX

Exhibit Number	Description
10.1	Promissory Note, dated September 6, 2017, by Moody National 1 Polito Lyndhurst Holding, LLC in favor of Moody National Operating Partnership II, LP